UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2012

Westbridge Research Group

(Exact Name of Registrant as Specified in Its Charter)

California	2-92261	95-3769474
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number )

1260 Avenida Chelsea, Vista, CA 92081

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 599-8855

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K consists of 2 pages.

Item 5.07 - Submission of Matters to a Vote of Security Holders

The Company convened the annual meeting of its shareholders on June 15, 2012. The Company did not have sufficient shares present at the meeting in person or by proxy to achieve a quorum. The shareholder meeting was adjourned to Friday, July 13, 2012, at 10AM at the Company’s offices, 1260 Avenida Chelsea, Vista, California 92081.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTBRIDGE RESEARCH GROUP

Date: June 19, 2012	By:	/s/ Richard T. Forsyth
Richard T. Forsyth, Secretary

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